UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    February 15, 2022
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Class B Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.  Results of Operations and Financial Condition.
On February 15, 2022 Albany International issued a news release reporting fourth quarter 2021 financial results. The Company will host a webcast to discuss earnings at 9:00 a.m. Eastern Time on Wednesday February 16, 2022. The news release is furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits. The following exhibit is being furnished herewith:
99.1    News release dated February 15, 2022 reporting fourth-quarter 2021 financial results.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Stephen M. Nolan

Name:	Stephen M. Nolan
Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: February 15, 2022

EXHIBIT INDEX

Exhibit No.	Description
99.1	News release dated February 15, 2022 reporting fourth-quarter 2021 financial results.
104	Inline XBRL cover page.

Exhibit 99.1
Albany International Reports Fourth-Quarter 2021 Results

ROCHESTER, N.H.— (BUSINESS WIRE) -- February 15, 2022 — Albany International Corp. (NYSE:AIN) today reported operating results for its fourth quarter of 2021, which ended December 31, 2021.

"We are pleased to report another strong quarter, capping a great year in 2021," said Bill Higgins, President and Chief Executive Officer. "Our employees performed remarkably well throughout the year serving customers, winning new business, developing new products, and navigating supply chain and COVID challenges. For the year the Company generated record free cash flow and very healthy Adjusted EBITDA margins. The team has continued to demonstrate world-class operational performance in delivery, quality, and safety."

"Our Machine Clothing segment's execution and financial results continue to be exceptional. On strong sales and productivity, the segment's Adjusted EBITDA of approximately $237 million was a record."

"Our Engineered Composites segment also performed very well in a challenging environment, with revenues of $310 million and Adjusted EBITDA margins of 22%. The segment is winning significant new business, including the award of additional content on the CH-53K helicopter valued at more than $300 million, and is building a foundation for long-term growth with development efforts on next-generation engine and airframe programs."

For the fourth quarter ended December 31, 2021:
•Net sales were $239.9 million, up 5.8%, or 6.4% after adjusting for currency translation, when compared to the prior year.
•Gross profit of $96.1 million was 5.2% higher than the $91.3 million reported for the same period of 2020.
•Selling, Technical, General, and Research (STG&R) expenses were $53.2 million, compared to $54.8 million in the same period of 2020.
•Operating income was $41.7 million, compared to $35.0 million in the prior year, an increase of 19.3%.
•The effective tax rate was 27.3%, compared to 13.5% for the fourth quarter of 2020. Fourth quarter 2020 effective tax rate was abnormally low due to the inclusion of a significant true up of earlier quarters' provisions.
•Net income attributable to the Company was $28.6 million ($0.89 per share), compared to $27.5 million ($0.85 per share) in the fourth quarter of 2020. Adjusted earnings per share (or Adjusted EPS, a non-GAAP measure) was $0.86 per share, compared to $0.89 per share for the same period of last year.
•Adjusted EBITDA (a non-GAAP measure) was $60.6 million, compared to $57.3 million in the fourth quarter of 2020, an increase of 5.8%.

Please see the tables below for a reconciliation of non-GAAP measures to their comparable GAAP measures.

"We are in a solid position as we enter 2022," said Stephen Nolan, Chief Financial Officer. "We expect to sustain strong results despite the supply chain challenges and inflationary pressures we are facing as we enter the year. The Company is well positioned with a solid business base and advanced technologies that spur long-term growth."

Outlook for Full-Year 2022
Albany International announces its initial financial guidance for the full-year 2022:
•Total company revenue between $920 and $960 million;
•Effective income tax rate, including tax adjustments, between 29% and 31%;
•Total company depreciation and amortization of approximately $75 million;
•Capital expenditures in the range of $75 to $85 million;
•GAAP and Adjusted earnings per share between $2.80 and $3.30;
•Total company Adjusted EBITDA between $215 to $245 million;
•Machine Clothing revenue between $590 to $610 million;
•Machine Clothing Adjusted EBITDA between $205 and $225 million;
•Albany Engineered Composites (AEC) revenue between $330 to $350 million; and
•Albany Engineered Composites Adjusted EBITDA between $65 to $75 million.

ALBANY INTERNATIONAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Net sales	$239,918	$226,857	$929,240	$900,610
Cost of goods sold	143,843	135,539	550,849	529,538

Gross profit	96,075	91,318	378,391	371,072
Selling, general, and administrative expenses	43,228	45,742	160,127	163,909
Technical and research expenses	10,006	9,043	38,922	35,347
Restructuring expenses, net	1,101	1,547	1,331	5,736

Operating income	41,740	34,986	178,011	166,080
Interest expense, net	3,370	3,542	14,891	13,584
Aviation Manufacturing Jobs Protection (AMJP) grant	—	—	(5,832)	—
Other expense/(income), net	(1,194)	(493)	3,021	13,422

Income before income taxes	39,564	31,937	165,931	139,074
Income tax expense	10,788	4,327	47,163	41,831

Net income	28,776	27,610	118,768	97,243
Net income/(loss) attributable to the noncontrolling interest	140	73	290	(1,346)
Net income attributable to the Company	$28,636	$27,537	$118,478	$98,589

Earnings per share attributable to Company shareholders - Basic	$0.89	$0.85	$3.66	$3.05

Earnings per share attributable to Company shareholders - Diluted	$0.88	$0.85	$3.65	$3.05

Shares of the Company used in computing earnings per share:
Basic	32,285	32,339	32,348	32,329

Diluted	32,398	32,365	32,463	32,356

Dividends declared per share, Class A and Class B	$0.21	$0.20	$0.81	$0.77

ALBANY INTERNATIONAL CORP.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	December 31, 2021	December 31, 2020
ASSETS
Cash and cash equivalents	$302,036	$241,316
Accounts receivable, net	191,985	188,423
Contract assets, net	112,546	139,289
Inventories	117,882	110,478
Income taxes prepaid and receivable	1,958	5,940
Prepaid expenses and other current assets	32,394	31,830
Total current assets	$758,801	$717,276

Property, plant and equipment, net	436,417	448,554
Intangibles, net	39,081	46,869
Goodwill	182,124	187,553
Deferred income taxes	26,376	38,757
Noncurrent receivables, net	31,849	36,265
Other assets	81,416	74,662
Total assets	$1,556,064	$1,549,936

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	$68,954	$49,173
Accrued liabilities	124,325	125,459
Current maturities of long-term debt	—	9
Income taxes payable	14,887	16,222
Total current liabilities	208,166	190,863

Long-term debt	350,000	398,000
Other noncurrent liabilities	107,794	130,424
Deferred taxes and other liabilities	12,499	10,784
Total liabilities	678,459	730,071

SHAREHOLDERS' EQUITY
Preferred stock, par value $5.00 per share; authorized 2,000,000 shares; none issued	—	—
Class A Common Stock, par value $.001 per share; authorized 100,000,000 shares; 40,760,577 issued in 2021 and 39,115,405 in 2020	41	39
Class B Common Stock, par value $.001 per share; authorized 25,000,000 shares; issued and outstanding 104 in 2021 and 1,617,998 in 2020	—	2
Additional paid in capital	436,996	433,696
Retained earnings	863,057	770,746
Accumulated items of other comprehensive income:
Translation adjustments	(105,880)	(83,203)
Pension and postretirement liability adjustments	(38,490)	(39,661)
Derivative valuation adjustment	(1,614)	(9,544)
Treasury stock (Class A), at cost; 8,665,090 shares in 2021 and 8,391,011 in 2020	(280,143)	(256,009)
Total Company shareholders' equity	873,967	816,066
Noncontrolling interest	3,638	3,799
Total equity	877,605	819,865
Total liabilities and shareholders' equity	$1,556,064	$1,549,936

ALBANY INTERNATIONAL CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
OPERATING ACTIVITIES
Net income	$28,776	$27,610	$118,768	$97,243
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	16,645	16,039	65,130	63,328
Amortization	2,263	2,360	9,125	9,377
Change in deferred taxes and other liabilities	5,159	(1,333)	12,181	11,101
Impairment of property, plant and equipment	293	637	856	1,173
Non-cash interest expense	282	(152)	875	(290)
Write-off of pension liability adjustments due to settlement/curtailment	—	411	—	411
Compensation and benefits paid or payable in Class A Common Stock	914	909	3,146	1,505
Provision for credit losses from uncollected receivables and contract assets	(141)	(36)	(1,299)	1,628
Foreign currency remeasurement (gain)/loss on intercompany loans	(2,599)	(1,504)	(3,150)	14,246
Fair value adjustment on foreign currency options	—	—	169	—

Changes in operating assets and liabilities that provided/(used) cash:
Accounts receivable	6,558	25,453	(7,734)	31,522
Contract assets	3,276	(31,190)	25,446	(59,122)
Inventories	(104)	6,358	(9,942)	(13,685)
Prepaid expenses and other current assets	(3,442)	(822)	(998)	(7,811)
Income taxes prepaid and receivable	1,536	775	3,944	113
Accounts payable	5,180	(95)	9,492	(15,586)
Accrued liabilities	11,537	4,207	(774)	(3,856)
Income taxes payable	608	2,198	(477)	5,939
Noncurrent receivables	1,523	3,989	4,355	4,158
Other noncurrent liabilities	(8,131)	(2,024)	(13,713)	(2,437)
Other, net	(1,157)	2,770	2,075	1,296
Net cash provided by operating activities	68,976	56,560	217,475	140,253

INVESTING ACTIVITIES
Purchases of property, plant and equipment	(21,039)	(10,143)	(52,793)	(41,463)
Purchased software	(512)	(772)	(906)	(927)
Net cash used in investing activities	(21,551)	(10,915)	(53,699)	(42,390)

FINANCING ACTIVITIES
Proceeds from borrowings	—	5,000	8,000	75,000
Principal payments on debt	—	(25,004)	(56,009)	(101,020)
Principal payments on finance lease liabilities	(371)	(416)	(1,438)	(7,214)
Debt acquisition costs	—	(2,432)	—	(2,432)
Purchase of Treasury shares	(23,449)	—	(23,449)	—
Taxes paid in lieu of share issuance	—	—	(998)	(490)
Proceeds from options exercised	—	30	153	55
Dividends paid	(6,476)	(6,144)	(25,894)	(24,568)
Net cash used in financing activities	(30,296)	(28,966)	(99,635)	(60,669)

Effect of exchange rate changes on cash and cash equivalents	(1,310)	9,333	(3,421)	8,582

Increase in cash and cash equivalents	15,819	26,012	60,720	45,776
Cash and cash equivalents at beginning of period	286,217	215,304	241,316	195,540
Cash and cash equivalents at end of period	$302,036	$241,316	$302,036	$241,316

Financial tables and reconciliation of non-GAAP measures to comparable GAAP measures
The following tables present Net sales and the effect of changes in currency translation rates:

(in thousands, except percentages)	Net sales as reported, Q4 2021	(Decrease) due to changes in currency translation rates	Q4 2021 sales on same basis as Q4 2020 currency translation rates	Net sales as reported, Q4 2020	% Change compared to Q4 2020, excluding currency rate effects
Machine Clothing	$156,717	$(995)	$157,712	$144,173	9.4%
Albany Engineered Composites	83,201	(534)	83,735	82,684	1.3%
Consolidated total	$239,918	$(1,529)	$241,447	$226,857	6.4%

(in thousands, except percentages)	Net sales as reported, YTD 2021	Increase due to changes in currency translation rates	YTD 2021 sales on same basis as 2020 currency translation rates	Net sales as reported, YTD 2020	% Change compared to 2020, excluding currency rate effects
Machine Clothing	$619,015	$10,834	$608,181	$572,955	6.1%
Albany Engineered Composites	310,225	1,822	308,403	327,655	(5.9)%
Consolidated total	$929,240	$12,656	$916,584	$900,610	1.8%

The following tables present Gross profit and Gross profit margin:

(in thousands, except percentages)	Gross profit, Q4 2021	Gross profit margin, Q4 2021	Gross profit, Q4 2020	Gross profit margin, Q4 2020
Machine Clothing	$82,030	52.3%	$73,410	50.9%
Albany Engineered Composites	14,045	16.9%	17,908	21.7%
Consolidated total	$96,075	40.0%	$91,318	40.3%

(in thousands, except percentages)	Gross profit, YTD 2021	Gross profit margin, YTD 2021	Gross profit, YTD 2020	Gross profit margin, YTD 2020
Machine Clothing	$322,457	52.1%	$301,144	52.6%
Albany Engineered Composites	55,934	18.0%	69,928	21.3%
Consolidated total	$378,391	40.7%	$371,072	41.2%

A reconciliation from operating income/(loss) (GAAP) to Adjusted EBITDA (non-GAAP) for the current-year and comparable prior-year periods has been calculated as follows:

Three months ended December 31, 2021
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Operating income/(loss) (GAAP)	$53,923	$3,141	$(15,324)	$41,740
Interest, taxes, other income/(expense)	—	—	(12,964)	(12,964)
Net income/(loss) (GAAP)	53,923	3,141	(28,288)	28,776
Interest expense, net	—	—	3,370	3,370
Income tax expense	—	—	10,788	10,788
Depreciation and amortization expense	4,919	13,076	913	18,908
EBITDA (non-GAAP)	58,842	16,217	(13,217)	61,842
Restructuring expenses, net	1,009	72	20	1,101
Foreign currency revaluation (gains)/losses	(151)	(313)	(1,998)	(2,462)
Acquisition/integration costs	—	255	—	255
AMJP grant	—	138	—	138
Pre-tax (income) attributable to noncontrolling interest	—	(304)	—	(304)
Adjusted EBITDA (non-GAAP)	$59,700	$16,065	$(15,195)	$60,570
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales-non-GAAP)	38.1%	19.3%	—	25.2%

Three months ended December 31, 2020
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Operating income/(loss) (GAAP)	$41,386	$8,787	$(15,187)	$34,986
Interest, taxes, other income/(expense)	—	—	(7,376)	(7,376)
Net income/(loss) (GAAP)	41,386	8,787	(22,563)	27,610
Interest expense, net	—	—	3,542	3,542
Income tax expense	—	—	4,327	4,327
Depreciation and amortization expense	5,161	12,303	935	18,399
EBITDA (non-GAAP)	46,547	21,090	(13,759)	53,878
Restructuring expenses, net	1,332	215	—	1,547
Foreign currency revaluation (gains)/losses	3,009	(372)	(1,134)	1,503
Acquisition/integration costs	—	405	—	405
Pre-tax (income) attributable to noncontrolling interest	—	(64)	—	(64)
Adjusted EBITDA (non-GAAP)	$50,888	$21,274	$(14,893)	$57,269
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales-non-GAAP)	35.3%	25.7%	—	25.2%

Twelve months ended December 31, 2021
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Operating income/(loss) (GAAP)	$215,654	$16,160	$(53,803)	$178,011
Interest, taxes, other income/(expense)	—	—	(59,243)	(59,243)
Net income/(loss) (GAAP)	215,654	16,160	(113,046)	118,768
Interest expense, net	—	—	14,891	14,891
Income tax expense	—	—	47,163	47,163
Depreciation and amortization expense	20,191	50,402	3,662	74,255
EBITDA (non-GAAP)	235,845	66,562	(47,330)	255,077
Restructuring expenses, net	1,202	32	97	1,331
Foreign currency revaluation (gains)/losses	(307)	50	(1,185)	(1,442)
AMJP grant	—	1,101	(5,832)	(4,731)
Acquisition/integration costs	—	1,166	—	1,166
Pre-tax (income) attributable to noncontrolling interest	—	(510)	—	(510)
Adjusted EBITDA (non-GAAP)	$236,740	$68,401	$(54,250)	$250,891
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales-non-GAAP)	38.2%	22.0%	—%	27.0%

Twelve months ended December 31, 2020
(in thousands)	Machine Clothing	Albany Engineered Composites	Corporate expenses and other	Total Company
Operating income/(loss) (GAAP)	$190,805	$31,536	$(56,261)	$166,080
Interest, taxes, other income/(expense)	—	—	(68,837)	(68,837)
Net income/(loss) (GAAP)	190,805	31,536	(125,098)	97,243
Interest expense, net	—	—	13,584	13,584
Income tax expense	—	—	41,831	41,831
Depreciation and amortization expense	20,304	48,496	3,905	72,705
EBITDA (non-GAAP)	211,109	80,032	(65,778)	225,363
Restructuring expenses, net	2,746	2,821	169	5,736
Foreign currency revaluation (gains)/losses	1,743	130	13,571	15,444
Former CEO termination costs	—	—	2,742	2,742
Acquisition/integration costs	—	1,272	—	1,272
Pre-tax loss attributable to noncontrolling interest	—	1,348	—	1,348
Adjusted EBITDA (non-GAAP)	$215,598	$85,603	$(49,296)	$251,905
Adjusted EBITDA margin (Adjusted EBITDA divided by Net sales-non-GAAP)	37.6%	26.1%	—	28.0%

Per share impact of the adjustments to earnings per share are as follows:

Three months ended December 31, 2021 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$1,101	$332	$769	$0.02
Foreign currency revaluation (gains)/losses	(2,462)	(655)	(1,807)	(0.06)
Acquisition/integration costs	255	76	179	0.01
AMJP grant	138	42	96	0.00

Three months ended December 31, 2020 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$1,547	$485	$1,062	$0.03
Foreign currency revaluation (gains)/losses	1,503	1,379	124	0.00
Acquisition/integration costs	405	121	284	0.01

Year ended December 31, 2021 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$1,331	$399	$932	$0.02
Foreign currency revaluation (gains)/losses	(1,442)	(323)	(1,119)	(0.04)
AMJP grant	(4,731)	(1,404)	(3,327)	(0.11)
Acquisition/integration costs	1,166	349	817	0.04

Year ended December 31, 2020 (in thousands, except per share amounts)	Pre tax Amounts	Tax Effect	After tax Effect	Per share Effect
Restructuring expenses, net	$5,736	$1,862	$3,874	$0.11
Foreign currency revaluation (gains)/losses (a)	15,444	896	14,548	0.46
Former CEO termination costs	2,742	713	2,029	0.06
Acquisition/integration costs	1,272	380	892	0.04

(a) In Q1 2020, the company recorded losses of approximately $17 million in jurisdictions where it cannot record a tax benefit from the losses, which results in an unusual relationship between the pre-tax and after-tax amounts.

The following table provides a reconciliation of Earnings per share to Adjusted Earnings per share:

	Three months ended December 31,		Twelve months ended December 31,
Per share amounts (Basic)	2021	2020	2021	2020
Earnings per share (GAAP)	$0.89	$0.85	$3.66	$3.05
Adjustments, after tax:
Restructuring expenses, net	0.02	0.03	0.02	0.11
Foreign currency revaluation (gains)/losses	(0.06)	—	(0.04)	0.46
AMJP grant	—	—	(0.11)	—
Former CEO termination costs	—	—	—	0.06
Acquisition/integration costs	0.01	0.01	0.04	0.04
Adjusted Earnings per share (non-GAAP)	$0.86	$0.89	$3.57	$3.72

The calculations of net debt are as follows:

(in thousands)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Current maturities of long-term debt	$—	$—	$—	$2	$9
Long-term debt	350,000	350,000	350,000	384,000	398,000
Total debt	350,000	350,000	350,000	384,002	398,009
Cash and cash equivalents	302,036	286,217	253,330	237,871	241,316
Net debt (non GAAP)	$47,964	$63,783	$96,670	$146,131	$156,693

The tables below provide a reconciliation of initial outlook for the full-year 2022 Adjusted EBITDA and Adjusted EPS (non-GAAP measures) to the comparable GAAP measures:

Initial Outlook Full Year 2022 Adjusted EBITDA	Machine Clothing		AEC
(in millions)	Low	High	Low	High
Net income attributable to the Company (GAAP) (b)	$185	$204	$15	$24
Income attributable to the noncontrolling interest	—	—	—	(1)
Interest expense, net	—	—	—	—
Income tax expense	—	—	—	—
Depreciation and amortization	20	21	50	51
EBITDA (non-GAAP)	205	225	65	74
Restructuring expenses, net (c)	—	—	—	—
Foreign currency revaluation (gains)/losses (c)	—	—	—	—
Acquisition/integration costs (c)	—	—	—	—
Pre-tax (income)/loss attributable to non-controlling interest	—	—	—	1
Adjusted EBITDA (non-GAAP)	$205	$225	$65	$75
(b) Interest, Other income/expense and Income taxes are not allocated to the business segments

Initial Outlook Full Year 2022 Adjusted EBITDA	Total Company
(in millions)	Low	High
Net income attributable to the Company (GAAP) (b)	$89	$105
Income attributable to the noncontrolling interest	—	(1)
Interest expense, net	13	16
Income tax expense	39	48
Depreciation and amortization	74	76
EBITDA (non-GAAP)	215	244
Restructuring expenses, net (c)	—	—
Foreign currency revaluation (gains)/losses (c)	—	—
Acquisition/integration costs (c)	—	—
Pre-tax (income)/loss attributable to non-controlling interest	—	1
Adjusted EBITDA (non-GAAP)	$215	$245

	Total Company
Forecast of Full Year 2022 Earnings per share (basic) (d)	Low	High
Net income attributable to the Company (GAAP) (b)	$2.80	$3.30
Restructuring expenses, net (c)	—	—
Foreign currency revaluation (gains)/losses (c)	—	—
Acquisition/integration costs (c)	—	—
Adjusted Earnings per share (non-GAAP)	$2.80	$3.30

(c) Due to the uncertainty of these items, we are unable to forecast these items for 2022.
(d) Calculations based on estimated shares outstanding of 31.9 million.

About Albany International Corp.
Albany International is a leading developer and manufacturer of engineered components, using advanced materials processing and automation capabilities, with two core businesses. Machine Clothing is the world’s leading producer of custom-designed, consumable fabrics and process belts essential for the manufacture of all grades of paper products. Albany Engineered Composites is a growing designer and manufacturer of advanced materials-based engineered components for demanding aerospace applications, supporting both commercial and military platforms. Albany International is headquartered in Rochester, New Hampshire, operates 23 facilities in 11 countries, employs approximately 4,100 people worldwide, and is listed on the New York Stock Exchange (Symbol AIN). Additional information about the Company and its products and services can be found at www.albint.com.

Non-GAAP Measures

This release, including the conference call commentary associated with this release, contains certain non-GAAP measures, including: net sales, and percent change in net sales, excluding the impact of currency translation effects (for each segment and on a consolidated basis); EBITDA and Adjusted EBITDA (for each segment and on a consolidated basis, represented in dollars or as a percentage of net sales); Net debt; and Adjusted earnings per share (or Adjusted EPS). Such items are provided because management believes that they provide additional useful information to investors regarding the Company’s operational performance.

Presenting Net sales and increases or decreases in Net sales, after currency effects are excluded, can give management and investors insight into underlying sales trends. Net sales, or percent changes in net sales, excluding currency rate effects, are calculated by converting amounts reported in local currencies into U.S. dollars at the exchange rate of a prior period. These amounts are then compared to the U.S. dollar amount as reported in the current period.

EBITDA, Adjusted EBITDA and Adjusted EPS are performance measures that relate to the Company’s continuing operations. EBITDA, or net income with interest, taxes, depreciation, and amortization added back, is a common indicator of financial performance used, among other things, to analyze and compare core profitability between companies and industries because it eliminates effects due to differences in financing, asset bases and taxes. The Company calculates EBITDA by removing the following from Net income: Interest expense, net, Income tax expense, Depreciation and amortization expense. Adjusted EBITDA is calculated by: adding to EBITDA costs associated with restructuring, former CEO termination costs, and inventory write-offs associated with discontinued businesses; adding charges and credits related to pension plan settlements and curtailments; adding (or subtracting) revaluation losses (or gains); subtracting income recognized associated with government grants; subtracting (or adding) gains (or losses) from the sale of buildings or investments; subtracting insurance recovery gains in excess of previously recorded losses; adding acquisition/integration costs and subtracting (or adding) Income (or loss) attributable to the non-controlling interest in Albany Safran Composites (ASC). Adjusted EBITDA may also be presented as a percentage of net sales by dividing it by net sales. An understanding of the impact in a particular quarter of specific restructuring costs, former CEO termination costs, government grants, acquisition/integration costs, currency revaluation, inventory write-offs associated with discontinued businesses, or other gains and losses, on net income (absolute as well as on a per-share basis), operating income or EBITDA can give management and investors additional insight into core financial performance, especially when compared to quarters in which such items had a greater or lesser effect, or no effect. Restructuring expenses, while frequent in recent years, are reflective of significant reductions in manufacturing capacity and associated headcount in response to shifting markets, and not of the profitability of the business going forward as restructured. Adjusted earnings per share (Adjusted EPS) is calculated by adding to (or subtracting from) net income attributable to the Company per share, on an after-tax basis: restructuring charges; former CEO severance costs; charges and credits related to pension plan settlements and curtailments; inventory write-offs associated with discontinued businesses; foreign currency revaluation losses (or gains); acquisition-related expenses; and losses (or gains) from the sale of investments.

EBITDA, Adjusted EBITDA, and Adjusted EPS, as defined by the Company, may not be similar to similarly named measures of other companies. Such measures are not considered measurements under GAAP, and should be considered in addition to, but not as substitutes for, the information contained in the Company’s statements of income.

The Company discloses certain income and expense items on a per-share basis. The Company believes that such disclosures provide important insight into underlying quarterly earnings and are financial performance metrics commonly used by investors. The Company calculates the quarterly per-share amount for items included in continuing operations by using an income tax rate based on either the tax rates in specific countries or the estimated tax rate applied to total company results. The tax rate applied excludes income tax adjustments (discrete tax adjustments and the effect of changes in the estimated income tax rate). The after-tax amount is then divided by the weighted-average number of shares outstanding for each period. Year-to-date earnings per-share effects are determined by adding the amounts calculated at each reporting period.

Net debt is, in the opinion of the Company, helpful to investors wishing to understand what the Company’s debt position would be if all available cash were applied to pay down indebtedness. The Company calculates Net debt by subtracting Cash and cash equivalents from Total debt. Total debt is calculated by adding Long-term debt, Current maturities of long-term debt, and Notes and loans payable, if any.

Forward-Looking Statements

This press release may contain statements, estimates, guidance or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “should,” “look for,” “guidance,” “guide,” and similar expressions identify forward-looking statements, which generally are not historical in nature. Because forward-looking statements are subject to certain risks and uncertainties (including, without limitation, those set forth in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q), actual results may differ materially from those expressed or implied by such forward-looking statements.

Forward-looking statements in this release or in the webcast include, without limitation, statements about macroeconomic and paper-industry trends and conditions during 2021 and in future years; expectations in 2021 and in future periods of sales, EBITDA, Adjusted EBITDA (both in dollars and as a percentage of net sales), Adjusted EPS, income, gross profit, gross margin, cash flows and other financial items in each of the Company’s businesses, and for the Company as a whole; the timing and impact of production and development programs in the Company’s AEC business segment and the sales growth potential of key AEC programs, as well as AEC as a whole; the amount and timing of capital expenditures, future tax rates and cash paid for taxes, depreciation and amortization; future debt and net debt levels and debt covenant ratios; and changes in currency rates and their impact on future revaluation gains and losses. Furthermore, a change in any one or more of the foregoing factors could have a material effect on the Company’s financial results in any period. Such statements are based on current expectations, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

Statements expressing management’s assessments of the growth potential of its businesses, or referring to earlier assessments of such potential, are not intended as forecasts of actual future growth, and should not be relied on as such. While management believes such assessments to have a reasonable basis, such assessments are, by their nature, inherently uncertain. This release and earlier releases set forth a number of assumptions regarding these assessments, including historical results, independent forecasts regarding the markets in which these businesses operate, and the timing and magnitude of orders for our customers’ products. Historical growth rates are no guarantee of future growth, and such independent forecasts and assumptions could prove materially incorrect in some cases.

Contact
John Hobbs
603-330-5897
john.hobbs@albint.com